Exhibit 10.50

[TRANSLATED FROM THE HEBREW]

A N    A G R E E M E N T

made and signed in Tel Aviv on the 31 day of the month of January 2005

B E T W E E N

Mifalei Locky Bniya Ve Pituach Ltd. Public Company 52 - 0041278

of 15 Tchernikovsky Street, Haifa

Hereafter: the “Landlord”

A N D    B E T W E E N

Verisity Ltd. Private Company 51 - 2203357

of 8-10 Ha’melacha Street, Rosh- Ha’ayin

Hereafter: the “Tenant”

WHEREAS The Landlord owns the right from the Israel Lands Authority in regard to the parcels of land known as the Industrial Mall in Rosh Ha’Ayin, Parcels 3, 11, 12, 13 (part) and 16 in Bloc 8863, Lots 516, 519 (hereafter: the “Mall”) and which is designated as an industrial building.

AND WHEREAS The Landlord owns the rights to a unit in the Mall over an area of approximately 200 square meters gross including public areas, according to the attached drawing marked by the color yellow (unit number A-11-l), and a unit in the Mall over an area of approximately 287 square meters gross including public areas, that is located on the third floor, according to the attached drawing marked by the color yellow (unit number B-11-l), and a unit in the Mall over an area of approximately 904 square meters gross including public areas, that is located on the third floor, according to the attached drawing marked by the color yellow (unit number 12-l), and a unit in the Mall over an area of approximately 56 square meters gross including public areas, that is located on the second floor, according to the attached drawing marked by the color yellow (unit number C-1-21-À), and 73 parking spaces, all according to the attached drawing, signed by the Parties and which constitutes an inseparable part of the Agreement (hereafter: the “Rented Premises”).

AND WHEREAS It is the wish of the Tenant to rent from the Landlord and the wish of the Landlord to rent to the Tenant the Rented Premises on an unprotected tenancy in pursuance of the Tenants Protection Law (Integrated Version) 5732 – 1972 for a period, for consideration of and in accordance with that specified below in this Agreement.

AND WHEREAS The Landlord has expressed his agreement to rent the Rented Premises to the Tenant on an unprotected tenancy in pursuance of the Tenants Protection Law (Integrated Version) 5732 -1972 on the conditions and for the purpose and the period specified below in this Agreement.

IT IS THEREFORE DECLARED, STIPULATED AND AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.	The Preamble to this Agreement constitutes an inseparable Part thereof.

2.	The Tenant declares that he has seen and examined the Rented Premises, their nature and condition, has examined well the possibilities of exploiting and using them, has found them and all the conditions suitable to him and for his purposes and he waives any claim whatsoever in relation to the Rented Premises, to the possibilities of using it and, in addition, including any claim of unsuitability but excepting claims in respect of concealed defects.

This section is fundamental.

3.	It is hereby explicitly agreed between the Parties:

a.	On the date on which the Tenants Protection Law (Sundry Provisions) 5728 – 1968 came into effect, that is on August 20, 1968, there was no tenant entitled to possession of the Rented Premises.

b.	The Rented Premises are free of any tenant entitled to possession thereof.

c.	The Tenant did not pay nor shall he pay whether directly or indirectly to the Landlord any consideration whatsoever of any sort whatsoever for his agreement to rent him the Rented Premises.

d.	The protection of the Tenants Protection Law (Integrated Version) 5722 – 1972 and any other law that shall replace it or amend it and that grants protection or privilege of any sort whatsoever to a tenant shall not apply to this Rental nor to the relationship between the Parties as specified below in this Contract.

This section is fundamental.

4.	The Landlord hereby rents to the Tenant and the Tenant hereby rents from the Landlord the Rented Premises for a tenancy that is unprotected for a period of 60 months from its inception on March 1, 2005 and which terminates on February 28, 2010 (hereafter: the “Period of the Tenancy”)

Notwithstanding the above it is agreed by the parties that an area of 535 square meters of the Rented Premises is being rented to the Tenant for a period of 58 months commencing on May 1, 2005 and which terminates on February 28, 2010.

This section is fundamental.

5. a.	The aim of the tenancy: the management of the Tenant’s business and his offices exclusively in the hi-tech field and not for any other purpose whatsoever.

b.

The Tenant hereby declares that he has examined the conditions for the use and operation of the Rented Premises in accordance with the law, and in particular the Business Licensing Law and that they are known to him and perfectly clear to him and that he undertakes to act solely in accordance with those conditions. It is hereby expressly stipulated that the Tenant only is responsible for obtaining a license from the competent authorities for the conduct of his business on the rented premises, if necessary. The Tenant shall have no claim whatsoever against the Landlord in connection with the receipt or non-receipt of permits or licenses to conduct his business on the Rented Premises and he hereby waives in advance any claim whatsoever against the Landlord. Without derogating from the aforementioned, it is made clear that failure to obtain a permit or license as stated, for any reason whatsoever, shall not constitute grounds for the cancellation of the Agreement by the Tenant or exempt him from the fulfillment of his undertakings in pursuance thereof, including his obligation to pay the rent specified therein.

c.	The Tenant undertakes not to cause any nuisance or inconvenience whatsoever, including and without derogating from the general nature of that stated, smells, fire, smoke or noise.

This section is fundamental.

6. a.	The rent, the manner of its payment and its linkage shall be in accordancewith that stated in the attached Payments Appendix (hereafter: the “Appendix’), signed by the Parties and which constitutes an inseparable part of this Agreement.

b.	In addition to the payment of the rent in pursuance of this Agreement and together therewith, the Tenant shall pay the Landlord, VAT in return for a tax invoice.

7. a.	The Tenant shall be obligated to pay the Landlord the rent in full and on the due dates even if he does not use the Rented Premises or if he does not operate them for any part whatsoever of the Period of the Tenancy, for whatever reason whatsoever, except in the case of damage caused to the Rented Premises that significantly and fundamentally disrupts the possibility of using the Rented Premises for the purpose of the Tenancy, other than through the fault of the Tenant, and except in the case of which the disruption is caused by an act or an omission of the Landlord, al according to section 16 hereinafter.

This section is fundamental.

8.	The Tenant undertakes to allow the Landlord or his representatives to enter the Rented Premises at any reasonable time and hour, if coordinated in advance.

9.	The Tenant undertakes to use the Rented Premises with care, not to cause any nuisance or disturbance to other lessees or tenants in the Mall and in particular not to disturb the public means of access and the access to the other assets in the Mall, to maintain them in good and proper condition, to repair immediately at his expense any defect, impairment or breakage that is revealed in the Rented Premises apart from basic defects that do not result from unreasonable use of the Rented Premises by the Tenant and apart from reasonable wear and tear, the repair of which is the responsibility of the Landlord, to return the Rented Premises to the Landlord at the end of the Period of the Tenancy in the condition in which they were when he received them, apart from reasonable wear and tear.

A minute indicating the condition of the Rented Premises, shall be held on the occasion of delivering the possession over the Rented Premises

This section is fundamental.

10.	During the Period of the Tenancy, the Tenant alone shall be fully liable to the Landlord, whether criminally, contractually or civilly for any matter that concerns the possession of the Rented Premises, use thereof, the operation thereof and all that arises therefrom. That stated in this section does not in any way derogate from the Landlord’s liability in law or of those who act on his behalf in respect of the building of the Rented Premises, nor does it derogate from the Landlord’s liability in respect of the Rented Premises maintenance under law and/or according to this agreement.

The Tenant undertakes, irrevocably and unconditionally to compensate and/or indemnify the Landlord immediately and without delay in respect of and for any demand submitted to him or in respect of any claim filed against him and which refers to the Tenant’s use during the Period of the Tenancy, or any person acting on his behalf, of the Rented Premises or that arises as a result thereof including the payment of expenses and lawyer’s fees.

The Landlord undertakes to inform the Tenant in time, of any demand or claim filed against him as stated, in order to enable the Tenant to defend it should he wish to do so.

Should the Tenant decide to defend the demand or claim, the Landlord shall not pay it nor shall be make any settlement in respect thereof.

Notwithstanding the provisions of this section, the Tenant will not be obliged to pay the Landlord any payment whatsoever, but the sum the Landlord was obliged to pay according to a final court ruling.

11. a.	Without derogating from the provision of the management agreement as specified below, the Tenant shall be responsible for the payment of all water and electricity charges and other expenses that are involved in the use he makes of the Rented Premises.

b.	The general municipal rates or any other tax that applies to the possessor of real estate shall apply to the Tenant and be paid by him during the Period of the Tenancy or the Period of the Agreement. Property Tax and any other tax that applies to owners of real estate, should they apply, shall apply to the Landlord and be paid by him.

c.	The Tenant shall be responsible for all the payments that apply to him in pursuance of the management agreement as specified below.

This section is fundamental.

12. a.	The Tenant may not let and/or transfer and/or allow use of the Rentedpremises or any part thereof to any other person and/or body but, however, the Tenant may employ workers of his own for the purpose of conducting his business.

Notwithstanding the provisions of this section, the Tenant shall be permitted to lease to another, in sublease, part of the Rented Premises subject to the Landlord’s consent in writing and in advance, and subject to execution by the subleasea of sublease agreement, which shall be in the form of the agreement signed by the Tenant and the Landlord, mutatis mutandis. The Landlord shall not decline to permit the Tenant to rent to another by underlease tenancy, but by reasonable reasons.

b.	The Tenant may not and undertakes not to make and not to execute without permission alterations or additions of any sort whatsoever in the Rented Premises or any part thereof without first obtaining the consent in writing of the Landlord. The Landlord shall not decline to permit the Tenant to execute alterations or additions as per the above in the Rented Premises, unless for reasonable reasons specified in writing.

Notwithstanding the provisions of this section, the Landlord gives, by this, its permission to the refurbishment which shall be executed prior to the inception of the rent period.

This section is fundamental.

13.	Subject to that stated in Section 12c. above, and without derogating from it, it is hereby agreed that any additions or alterations that are made by the Tenant to the Rented Premises and which are permanently fixed to the Rented Premises shall be deemed the property of the Landlord.

14.	It is hereby made clear and explicitly emphasized that the Tenant hereby exempts the Landlord from any responsibility, direct or indirect, for any damage caused to goods or equipment or any property whatsoever in the Rented Premises or their surroundings, whatever the reason for the damage caused, providing that the damage was not caused maliciously.

The Tenant declares that the Rented Property insurance, Rental Fees loss insurance and Maintenance Fees loss insurance, made by the Tenant, include a provision pursuant to which the insurer waives any subrogation rights towards the Tenant and any one on his behalf, on condition that the aforesaid subrogation waiver shall not apply with respect to whomever caused the damage intentionally

In addition, the Tenant declares that the third party liability insurance due to the Landlord and/ or the management company liability was extended to include the Tenant as additional insured and that this insurance is subject to a cross liability clause according to it the insurance shall be considered as if it was held for each one of the insured separately.

This section is fundamental.

15.	On the occasion on which the Tenant signs this Agreement, he undertakes to sign, as an inseparable part thereof, the management agreement with the Canyon Ha ta’asiya Nihool Ve Achzakot Ltd. (hereafter: the “Management Company”) in the attached text, to be signed by the Parties (hereafter: the “Management Agreement”).

The Tenant undertakes to rigorously fulfill all his undertakings as specified in the Management Agreement and it is hereby made clear and explicitly emphasized that a breach of the Tenant’s undertakings as specified in the Management Agreement shall constitute, to all intents and purposes, a breach of this Agreement.

A legal cancellation of the Management Agreement by the Management Company because of a breach on the part of the Tenant shall, as well, constitute a breach of this Agreement, to all intents and purposes, and as a result thereof this Agreement shall be completely cancelled.

16.	On February 28, 2010, no later than 24:00 hrs., the Tenant undertakes to vacate the Rented Premises and to deliver possession thereof to the Landlord, the Rented Premises being empty and free of any person or object that does not belong to the Landlord and in accordance with the provisions of this Agreement.

It is hereby agreed between the parties that the Tenant shall be entitled to end this agreement after August 31, 2007, by            ,at least, five months advanced notice in writing, subject to an agreed and fixed compensation in an amount equal to four months rental fees.

It is hereby agreed between the parties that the Tenant may bring this agreement to an end without the payment of compensation and/or a penalty if a receivership or winding-up application is filed against the Landlord or an order to wind it up is awarded or a temporary or permanent liquidator is appointed for it and the relevant order or appointment is not set aside within 45 days of being awarded.

This section is fundamental.

17. a.	Should the Tenant not vacate the Rented Premises and not return them and the possession thereof to the Landlord at the end of the Period of the Tenancy or on the legal cancellation of the Agreement, he shall be deemed a trespasser from that day with all the legal and judicial consequences that result therefrom.

b.	Without derogating from that stated above in sub-section (a), the Tenant shall be obliged to pay the Tenant double the daily rent recorded in the Agreement for each day’s delay in vacating the Rented Premises and returning the possession thereof to the Landlord. This sum represents user fees fixed and agreed in advance by the Parties which seem to them to be reasonable for the damage that is likely to be caused to the Landlord in the event of failure to vacate the Rented Premises on the due date.

18.	Without derogating from the Management Agreement, at the end of the Period of the Tenancy or on the termination of this Agreement as is the case, the Tenant shall be obligated to present to the Landlord copies of the confirmations and receipts that testify to the fact that he has made all the payments and paid all the taxes and expenses that apply to him in pursuance of this Agreement.

19. a.	Without derogating from that stated above, it is hereby agreed that any delay in the payment of the rent in excess of 15 business days shall constitute a fundamental breach of this Agreement. A delay in the payment of the rent up to 15 business days shall not constitute a fundamental breach of this Agreement, and shall not entitle the Landlord to any interest, but the Tenant shall pay the Landlord arrears interest, starting the first day of the delay, if the delay exceeded 15 days.

Without derogating from that stated above, it is hereby agreed that any delay of the rental fees that shall be done with approval of the landlord, shall not be a fundamental violation of this agreement.

b.	Without derogating from that stated above, it is hereby agreed that in respect of a delay in the payment of the rent or any part thereof, the Tenant shall pay the Landlord effective interest and linkage at the rate of 0.15% for each days delay in payment from the fifteenth days delay until payment is made in full. Should the delay exceed fifteen days, the payment of interest shall start from the first day of the delay.

20.	-

21.	-

22.	To guarantee payment of the rent, taxes and all the other payments and sums that apply to the Tenant in accordance with this Agreement, the Tenant undertakes to deposit in escrow with the Landlords attorney, B. Minkowitz & Co., Adv. ( hereafter: “the trustee”) an autonomous bank guarantee in an amount that is the equivalent of 88,000 dollars that shall remain valid until 90 days after the end of the Period of the Tenancy.

The trustee shall be permitted to deliver the bank guarantee to the Landlord in order for him to use it if the Tenant breaches any of the provisions of the Agreement, only for the purpose of payment of a debt or damage or compensation or a payment that applies to the Tenant and which he has not paid, in accordance with the provisions of the Agreement or in accordance with the provisions of any law.

A condition for the right of the Landlord to use the bank guarantee is that the Landlord shall inform the Tenant in writing at least 14 days in advance of his intention and he shall give details of the grounds for using all or part of the bank guarantee.

Should the Tenant fulfill all his undertakings in pursuance of the Contract, the Landlord shall return the security bill to him no later than at the end of 90 days from the end of the Period of the Agreement or the end of the tenancy period or before that, if the Tenant provides the Landlord with copies of the confirmations that testify that he has made all the payments and paid all the taxes that apply to him in pursuance of this Agreement.

23.

In addition, and without derogating from that stated above, or any right conferred on the Landlord in law, if the Tenant does not approach the Landlord on the due date and does not deliver sole possession of the Rented Premises to him in accordance with the provisions of this Agreement, then the Landlord or any person authorized by him for that purpose shall be entitled to enter the Rented Premises, to seize sole possession thereof, to forcibly evict the Tenant and to remove all the chattels of the Tenant or those chattels that do not belong to the Landlord, by force, to use for that purpose all reasonable force including breaking open the doors of the Rented Premises. The Tenant declares that in the case of any loss or damage that is caused to him or to the property of a third party as a result of the Landlord’s acts as stated in this Section, he has no nor shall he have an claim or suit against the Landlord and he hereby waives and waives finally and absolutely any claim or suit whatsoever in this matter should he have any such claim or suit. The Tenant undertakes to refrain from taking any step whatsoever in order to prevent the Landlord from acting in accordance with that stated above. The signature of the Tenant on this Agreement is as the grant of an irrevocable power of attorney to the Landlord or those that represent him that enables them to act in accordance with that stated above.

The Landlord may use the powers conferred above in this section only after he has notified the Tenant at least 10 days in advance in writing.

24.	In addition to any provision in accordance with the law or in this agreement, the Landlord may terminate the agreement if a receivership or winding-up application is filed against the Tenant or an order to wind it up is awarded or a temporary or permanent liquidator is appointed for it and the relevant order or appointment is not set aside within 45 days of being awarded.

25.	All that stated above in this Contract does not prevent and is in addition to the right of the Party that fulfills the Contract to seek any legal relief conferred on him in pursuance of the law including mandatory injunctions and/or prohibitory injunctions and/or any claim to remove the Tenant from the Rented Premises.

26.	Any alteration or addition to this Agreement must be made in writing and signed by the Tenant and the Landlord and no alteration or addition shall be valid which is not made in writing as aforesaid.

27.	The addresses of the Parties for the purpose of sending notices in pursuance of this Agreement and for the purpose of service of process of court, are as stated in the Preamble to this Agreement and any letter or notice that is sent to either one at the above address by registered mail shall be deemed to be delivered to him within 5 days of the date of its dispatch.

28.	The Tenant hereby declares that he is aware that the Law Office of Baruch Minkowitwz, Adv. and Notaries, Adv. has prepared this Agreement for the Landlord alone and not for him that he does not represent him in this Agreement or in its performance and that he may be represented by another lawyer. The Tenant undertakes to repay to the Landlord, on signing the Agreement, his legal costs in respect of preparation of the Agreement in a sum that is equal to the full monthly payment that the Tenant shall pay the Landlord, with the addition of Vat.

29.	The Courts of Law in Tel Aviv – Jaffa shall have the sole local jurisdiction to hear any claim or dispute that concerns this Agreement or that results therefrom.

IN WITNESS WHEREOF THE SIGNATURES OF THE PARTIES

(-) Signed	(-) Signed
T h e T e n a n t	T h e L a n d l o r d

[TRANSLATED FROM THE HEBREW]

A P P E N D I X    “ A ”

1.	The Rent for the Period of the Tenancy shall be in the sum as follows:

a.	The sum in NIS equals to USD $10,708 (ten thousand seven hundred and eight) a month, with an addition of VAT according to law, according to the USD representative rate at the day of the agreement signing shall be paid for the Rental fees due to Rented Premises, this for a period from March 1, 2005 and until April 30, 2005, for an area of 1447 square meters.

b.	The sum in NIS equals to USD $13,691 (thirteen thousand six hundred and ninety one) a month, with an addition of VAT according to law, according to the USD representative rate at the day of the agreement signing shall be paid for the Rental fees due to Rented Premises, this for a period from April 30, 2005 and until February 28, 2006, for an area of 1982 square meters.

c.	The sum in NIS equals to USD $14,666 (fourteen thousand six hundred and sixty six) a month, with an addition of VAT according to law, according to the USD representative rate at the day of the agreement signing shall be paid for the Rental fees due to Rented Premises, this for a period from March 1, 2006 and until February 28, 2010, for an area of 1982 square meters.

2.	The Tenant shall pay the rent to the Landlord every three months with each payment being in advance for a three monthly period. The payment of the rent shall be made by a bank transfer to the Landlord’s bank account.

3.	The following terms in the Agreement shall mean:

a.	“The Index” – the Consumer Price Index published each month by the Central Bureau of Statistics.

b.	“The Base Index” – the Index known on the date recorded in the heading to the Agreement on the date on which it is signed.

c.	“The Determining Index” – the Index published for the month in which the rent is to be paid.

4. a.	Despite that stated above in section 1, if on the actual date of payment of the rent, it becomes clear that the Determining Index has risen compared to the Base Index, then the rent recorded in Section 1 above shall be increased proportionately to the increase of the Determining Index compared to the Base Index. In order to remove any doubt, it is hereby made clear that should the Index decrease, The Rental fees shall not be below the sums stated on section 1 above.

b.

The linkage differentials mentioned above shall be paid every 3 months. The Landlord shall send the Tenant within 10 days from the date of publication of the Determining Index a Demand for money bill for the linkage differentials.

The bill aforesaid shall be paid current+ 30 from the day in which the final bill was given, after it was examined by the Tenant, and corrections were made, if any were necessary.

For the avoidance of doubt it is being clarified that no interest shall be paid for a delay in paying the linkage differentials, if the delay is caused because of the bill correction.

(-) Signed	(-) Signed
T h e T e n a n t	T h e L a n d l o r d

[TRANSLATED FROM THE HEBREW]

Appendix “B” To Tenancy And Management Agreement

Canyon Ha ta’asiya, Rosh Ha’ayin

Further to the agreements herein and as an integral part of them, it is agreed between us as follows -

1.	The Landlord undertakes, twice a year, to conduct a test that the elevators in the building are satisfactory. The Landlord shall give the Tenant a copy of the elevator company’s certificate that the test has been done.

2.	The Landlord undertakes, once a year after the Passover holiday, to clean the outside of the premises’ windows without further payment.

3.	The Landlord undertakes, two months before the commencement of the term of the tenancy, to deliver to the Tenant the area that was rented by Amital Data for the purpose of conducting renovations. The Landlord undertakes to assist in everything necessary for the performance of the work, including the possibility of work at and on unconventional times and days. The Landlord undertakes to make available to the Tenant a refuse container for the removal of waste from the area of the mall and to empty the container as necessary. The Landlord undertakes to remove from the Amital Data area all the equipment that the Tenant seeks to remove, like light fittings etc.

4.	The said area shall be delivered to the Tenant in its basic standard but in satisfactory condition. The Landlord undertakes at its own expense to repair the plumbing and electricity systems and other systems if found defective within seven days. Before the delivery date delivery minutes shall be drawn up by the parties.

5.	It is agreed between the parties that at the end of the term of the tenancy the tenancy may dismantle the improvements made by it in the Amital Data unit, save for ceiling, floor, air-conditioners, light fittings, electricity system and anything permanently affixed, the dismantling of which might affect the completeness of the building and cause damage to the building.

6.	The Landlord undertakes to increase supervision of the car park by installing closed circuit TV cameras linked to the guard who is permanently stationed at the gate.

7.	The Landlord undertakes to make available to the Tenant the use of the generator that serves as an emergency generator for the elevators and emergency lighting of the building where the premises are located. The generator shall serve the Tenant throughout the term of the tenancy in consideration for payment of NIS 1,000 per month. The Landlord undertakes to arrange for the maintenance of the generator and for it to be kept in satisfactory order.

The Tenant may stop using the generator on 10 days advance written notice.

8.

The Landlord grants the Tenant a right to place in the building, adjacent to the area let, a generator in addition to the existing one. For the avoidance of doubt, it is expressed that should the Tenant wish to install an additional generator it shall purchase it at its own expense and bear all the expenses involved in its installation, including its connection. It is agreed between the parties that should an additional generator be installed in the area of the building, the Landlord shall arrange for the routine maintenance of the additional generator should it be requested to do so by the Tenant in consideration for additional payment.

9.	The Landlord undertakes, once a year, to conduct a test that the generator is satisfactory and to give a copy of the certificate to the Landlord.

10.	The parties agree that the use to be made by the Tenant of the area of 287 sq.m. that was occupied by Infogen, in the first year of the tenancy, namely until February 28, 2006, shall be only partial use for the following purposes: a lecture hall, employee assemblies, server room.

It is agreed that should the Tenant wish to use the said area in the first year of the tenancy for other purposes, it shall have to obtain the management company’s permission.

For the avoidance of doubt, it is expressed that the restriction mentioned above in this clause shall only apply in the first year of the tenancy and that as of march 1, 20065 the Tenant may make use of the said area for any purpose within the object of the tenancy.

11.	The parties agree that the management fees payable by the Tenant to the Landlord in 2005 shall be the shekel equivalent of $ 1.5 per sq.m., plus VAT. The management fees shall be computed at the representative rate of exchange of the dollar known at the time of actual payment. The parties agree that the management fees that will be payable by the Tenant to the Landlord from 2006 shall be the same as the management fees paid by the other tenants of the mall, provided that they shall not exceed $ 1.5 per sq.m., plus VAT.

12.	It is agreed between the parties that the Tenant may sublet the area of the premises or part thereof subject to giving prior notice to the Landlord. The Landlord shall have a right of pre-emption to take such a sub-lease.

13.	Parking Spaces

13.1	The parties agree that the parking spaces that are currently being rented by the Tenant and located on the west side of the roof shall be replaced by parking spaces on the east side that belonged to Amital Data.

13.2	It is agreed between the parties that the Tenant shall rent additional parking spaces from the Landlord so that the total available to the Tenant will be 73 parking spaces, as marked on the parking space plan annexed hereto.

13.3	The Tenant shall pay the Landlord the sum of NIS 255 plus VAT for each parking space. In total the Tenant shall pay the Landlord the sum of NIS 18,615, plus VAT for 73 parking spaces.

13.4	The parties agree that the Tenant may announce the parking spaces’ change on 30 days’ prior notice. The Tenant may also terminate the contract in respect of the parking spaces on notice as aforesaid. Any amendment as regards the parking spaces or their location shall be made in writing and signed by the parties.

13.5	The parties shall sign a parking space plan.

14.	In the event of a discrepancy between the provisions of this appendix and the provisions of the tenancy agreement, the provisions of this appendix shall prevail.

(Signed and stamped)	(Signed and stamped)
Lui Construction & Development Co. Ltd	Verisity Ltd

[TRANSLATED FROM THE HEBREW]

LUKI CONSTRUCTION & DEVELOPMENT CO. LTD

Haifa

20th February 2005

Verisity Ltd

8-10 Hamlacha Street

Rosh Ha’ayin

Dear Sirs,

Tenancy Agreement Of 31st January 2005

Further to the tenancy agreement herein and for the sake of good order, we set out in writing what has been agreed between us, according to which the tenancy agreement will be amended in the following way -

The third paragraph of clause 16 shall be replaced by a paragraph in the following terms: “It is agreed between the parties that the Tenant may bring this agreement to an end without the payment of compensation and/or a penalty if a receivership or winding-up application is filed against the Landlord or an order to wind it up is awarded or a temporary or permanent liquidator is appointed for it and the relevant order or appointment is not set aside within 45 days of being awarded and/or the application has not been struck out and/or dismissed within 120 days of being filed, whichever is the earlier of the two”.

Clause 24 shall be replaced by a clause in the following terms: “In addition to any provision in accordance with the law or in this agreement, the Landlord may terminate the agreement if a receivership or winding-up application is filed against the Tenant or an order to wind it up is awarded or a temporary or permanent liquidator is appointed for it and the relevant order or appointment is not set aside within 45 days of being awarded and/or the application has not been struck out and/or dismissed within 120 days of being filed, whichever is the earlier of the two”.

The rest of the agreement’s provisions shall be unchanged.

Please confirm the aforegoing at the foot of this letter.

Yours faithfully,

(Signed)
Luki Construction & Development Co. Ltd

We confirm the aforegoing

(Signed and stamped)
Verisity Ltd

2

והואיל והמשכיר הביע הסכמתו הסכים להשכיר לשוכר את המושכר בשכירות שאינה מוגנת על פי חוק הגנת הדייר [נוסח משולב] תשל"ב – 1972, בתנאים, למטרה ולתקופה המפורטים להלן בחוזה זה;

לפיכך הוצהר, הותנה והוסכם בין הצדדים כדלקמן:

1. המבוא להסכם זה מהווה חלק בלתי נפרד ממנו.

2. השוכר מצהיר כי הוא ראה ובדק את המושכר, את טיבו ואת מצבו, בדק היטב את אפשרויות ניצולו והשימוש בו, מצא אותו ואת כל התנאים מתאימים לו ולמטרותיו, והוא מוותר על כל טענה שהיא ביחס למושכר, לאפשרויות השימוש בו ולמהותו, לרבות טענת אי התאמה, אך למעט טענות בגין פגמים נסתרים.

סעיף זה הוא יסודי.

3. מוסכם בזה במפורש בין הצדדים:

3.1. ביום תחילתו של חוק הגנת הדייר (הוראות שונות) תשכ"ח – 1968, דהיינו ביום 20.08.68 אין ולא היה דייר הזכאי להחזיק במושכר.

3.2. המושכר נתפנה מכל דייר הרשאי להחזיק בו.

3.3. השוכר לא שילם ואף לא ישלם לא במישרין ולא בעקיפין למשכיר כל תמורה שהיא מכל מין וסוג שהוא עבור הסכמתו להשכיר לו את המושכר.

3.4. חוק הגנת חוק הדייר (נוסח משולב) תשל"ב – 1972 וכל חוק אחר אשר יבוא במקומו או לתקנו והמעניק הגנה או זכות יתר כלשהי לשוכר לא יחולו על שכירות זו ועל יחסי הצדדים המפורטים בחוזה זה להלן.

סעיף זה הוא יסודי.

4. המשכיר משכיר בזאת לשוכר והשוכר שוכר בזאת מאת המשכיר את המושכר בשכירות שאינה מוגנת לתקופה של 60 חודשים המתחילה ביום 01.03.2005 והמסתיימת ביום 28.02.2010 (להלן - "**תקופת השכירות**").

על אף האמור דלעיל מוסכם על הצדדים כי שטח של 535 מ"ר משטח המושכר מושכר לשוכרת לתקופה של 58 חודשים המתחילה ביום 01.05.2005 והמסתיימת ביום 28.02.2010.

סעיף זה הוא יסודי.

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.5

5.1. מטרת השכירות: ניהול עסקו ומשרדיו של השוכר בתחום היי – טק בלבד ולא לשום מטרה אחרת שהיא.

5.2. השוכר מצהיר בזאת כי הוא בדק את תנאי השימוש והפעלת המושכר בהתאם לחוק, ובפרט חוק רישוי עסקים, והם ידועים לו היטב והוא מתחייב לפעול בהתאם לתנאים אלה בלבד. מותנה בזאת במפורש שעל השוכר בלבד חלה החובה לקבל היתר מאת הרשות המוסמכת לשם ניהול עסקו במושכר, אם נדרש כזה. לשוכר לא תהיה כל טענה שהיא כלפי המשכיר בקשר עם קבלת או אי קבלת היתרים או רישיונות לניהול עסקו במושכר והוא מוותר בזאת מראש על כל טענה מעין זו כלפיו. מבלי לגרוע מהאמור לעיל, מובהר שאי קבלת היתר או רשיון כאמור, מכל סיבה שהיא, לא תהווה עילה לביטול ההסכם על ידי השוכר או לפטור ממילוי התחייבויותיו על פיו, לרבות חובתו לשלם את דמי השכירות המפורטים בו.

5.3. השוכר מתחייב שלא לגרום לכל מטרד או אי נוחות שהם לרבות ומבלי לגרוע מכלליות האמור של ריחות או אש או רעש.

סעיף זה יסודי.

.6

6.1. דמי השכירות, אופן תשלומם והצמדתם יהיו בהתאם לאמור בנספח התשלומים (להלן: "**הנספח**") הרצ"ב, חתום על ידי הצדדים ומהווה חלק בלתי נפרד של הסכם זה.

6.2. בנוסף לתשלום דמי השכירות בהסכם זה ויחד עמם ישלם השוכר לידי המשכיר מ.ע.מ. כנגד חשבונית מס.

.7

7.1. השוכר יהיה חייב לשלם למשכיר את דמי השכירות כמלואם ובמועדיהם אף אם הוא לא ישתמש במושכר או לא יפעיל אותו במשך תקופה כל שהיא מתקופת השכירות, מכל סיבה שהיא, למעט מקרה בו יגרם נזק, שלא באשמת השוכר, למושכר המשבש באופן מהותי ויסודי את האפשרות להשתמש במושכר למטרת השכירות, וכן למעט במקרה בו השיבוש כאמור נגרם בשל מעשה או מחדל של המשכיר, והכל בכפוף לאמור בסעיף 16 להלן.

סעיף זה הוא יסודי.

8. השוכר מתחייב להתיר למשכיר או לבאי כוחו להיכנס למושכר בכל עת וזמן סבירים, בתיאום מראש.

9. השוכר מתחייב להשתמש במושכר באופן זהיר, לא לגרום למטרדים או להפרעה לשאר החוכרים או השוכרים בקניון, ובפרט שלא להפריע לדרכי הגישה הציבוריות ולגישה לשאר הנכסים בקניון. לשמור על שלמותו ותקינותו, לתקן מיד ועל חשבונו כל פגם קלקול או שבר שיתגלה בו למעט קלקולים יסודיים שאינם נובעים משימוש בלתי סביר של השוכר במושכר ולמעט בלאי סביר שתיקונם של אלה חל על המשכיר, ולהחזירו למשכיר בתום תקופת השכירות במצב בו הוא קיבל אותו, למעט בלאי סביר.

בעת מסירת החזקה במושכר ייערך פרטיכל שישקף את מצב המושכר באותו מעמד.

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סעיף זה הוא יסודי.

10. בתקופת השכירות יהיה השוכר בלבד אחראי, כלפי המשכיר, באחריות מלאה בפלילים, בחוזים ובנזיקין, לגבי כל דבר הנוגע לאחזקת המושכר, השימוש בו והפעלתו או הנובע מהם. אין באמור בסעיף זה כדי לגרוע מאחריות המשכיר ו/או הפועלים מטעמו בגין בנית המושכר על פי כל דין או מאחריות המשכיר לתחזוקת המושכר על פי הסכם זה ו/או על פי כל דין.

השוכר מתחייב בהתחייבות בלתי חוזרת ובלתי מותנית לפצות ו/או לשפות את המשכיר מייד וללא כל דחוי, בגין ועל כל דרישה שתופנה אליו או בגין כל תביעה שתוגש נגדו והמתייחסים לשימוש של השוכר בתקופת השכירות, או מי מטעמו, במושכר או הנובעים ממנו, לרבות בגין תשלום הוצאות ושכ"ט עו"ד.

המשכיר מתחייב להודיע לשוכר, מבעוד מועד, על כל דרישה או תביעה שתוגש נגדו כאמור, על מנת לאפשר לשוכר להתגונן כנגדה, במידה שהוא יחפוץ בכך.

אם השוכר יחליט להתגונן כנגד הדרישה או התביעה, המשכיר לא ישלם ולא יתפשר בגינה.

על אף האמור בסעיף זה השוכר לא יהיה חייב לשלם למשכיר תשלום כלשהו אלא סכום שהמשכיר חויב בתשלומו על פי פסק דין חלוט.

11.

11.1. מבלי לגרוע מהוראות הסכם הניהול, כמפורט להלן, השוכר ישא בכל תשלום מסי המים , החשמל, ושאר ההוצאות הכרוכות בשימוש שנעשו על ידו במושכר.

11.2. מסי עירייה וכן כל מס אחר החל על המחזיק במקרקעין, יחולו על השוכר וישולמו על ידו בתקופת השכירות או בתקופת ההסכם. מס רכוש וכל מס אחר החל על בעלים של מקרקעין, במידה שיחולו, יחולו על המשכיר וישולמו על ידו.

11.3. השוכר ישא בכל התשלומים החלים עליו בהתאם להסכם הניהול, כמפורט להלן.

סעיף זה הוא יסודי.

12.

12.1. השוכר לא יהיה רשאי להשכיר ו/או למסור ו/או להרשות השימוש במושכר או בכל חלק ממנו לשום אדם ו/או גוף אחר זולתו, ואולם השוכר יהיה רשאי להעסיק עובדים משלו לצורך הפעלת עסקו. על אף האמור בסעיף זה, יהיה השוכר רשאי להשכיר לאחר, בשכירות משנה, חלק של המושכר בכפוף לכך שהוא יקבל, בכתב ומראש, הסכמת המשכיר לכך ובכפוף לכך ששוכר המשנה המוצע יחתום על הסכם שכירות משנה בנוסח הסכם השכירות שנחתם בין השוכר לבין המשכיר, בשינויים המחויבים. המשכיר לא יסרב לאפשר לשוכר להשכיר המושכר בשכירות משנה, אלא מנימוקים סבירים.

12.2. השוכר לא יהיה רשאי והוא מתחייב שלא לעשות ולא לבצע ושלא להתיר לבצע שינויים או תוספות מכל סוג שהוא במושכר או בכל חלק ממנו מבלי שהוא יקבל הסכמתו מראש ובמכתב של המשכיר. המשכיר לא יסרב לאפשר לשוכר לבצע שינויים או תוספות כאמור במושכר, אלא מנימוקים סבירים שיפורטו בכתב.

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על אף האמור בסעיף זה, המשכיר נותן בזאת את הסכמתו לביצוע השיפוץ שיערך על ידי השוכר קודם לתחילת תקופת השכירות.

סעיף זה הוא יסודי.

13. בכפוף לאמור בסעיף 12.2 לעיל ומבלי לגרוע ממנו, מוסכם בזאת כי כל הוספה או שינוי שיעשו על ידי השוכר במושכר ואשר יהיו מחוברים חיבור של קבע למושכר ייחשבו כרכושו של המשכיר.

14. מובהר ומודגש בזאת במפורש שהשוכר פוטר בזאת את המשכיר מכל אחריות, ישירה או עקיפה, לכל נזק שייגרם לטובין או לציוד או לרכוש כלשהו במושכר או בסביבתו, תהא הסיבה לנזק שנגרם אשר תהא, ובלבד שהנזק לא נגרם בכוונת זדון.

המשכיר מצהיר כי בביטוח המושכר, בביטוח אובדן דמי שכירות ודמי אחזקה שנערכו על ידו, נכלל תנאי מפורש לפיו מוותר המבטח על כל זכות תחלוף כלפי השוכר וכל הבאים מטעמו, ובלבד שהאמור בדבר זכות התחלוף לא יחול לטובת אדם שגרם לנזק מתוך כוונת זדון.

עוד מצהיר המשכיר כי ביטוח אחריות כלפי צד שלישי בגין חבות המשכיר ו/או חברת הניהול הורחב לכלול את השוכר כמבוטח נוסף וכי ביטוח זה כפוף לסעיף אחריות צולבת לפיו ייחשב כאילו נערך בנפרד עבור כל אחד מיחידי המבוטח.

סעיף זה הוא יסודי.

15. במעמד חתימת השוכר על הסכם זה הוא מתחייב לחתום, כחלק בלתי נפרד ממנו, על הסכם ניהול עם חברת קניון התעשייה ניהול ואחזקה בע"מ (להלן: "**חברת הניהול**"), בנוסח הרצ"ב החתום על ידי הצדדים (להלן: "**הסכם הניהול**").

השוכר מתחייב למלא בקפדנות אחר כל התחייבויותיו כמפורט בהסכם הניהול ומובהר ומודגש בזאת במפורש שהפרת התחייבויות השוכר כמפורט בהסכם הניהול תהווה, לכל דבר ועניין, הפרה של הסכם זה.

ביטול כדין של הסכם הניהול על ידי חברת הניהול, כתוצאה מהפרתו על ידי השוכר, יהווה גם ביטול הסכם זה, לכל דבר ועניין, וכתוצאה מכך יתבטל הסכם זה מאליו.

16. ביום 28.02.2010 לא יאוחר מהשעה 24:00 מתחייב השוכר לפנות את המושכר ולמסור החזקה הבלעדית בו לידי המשכיר כשהוא ריק ופנוי מכל אדם וחפץ שאינו שייך למשכיר ועפ"י הוראות הסכם זה.

מוסכם על הצדדים כי השוכר יהיה רשאי להביא הסכם זה לידי סיום לאחר 31.08.2007, וזאת בהודעה מוקדמת בכתב של 5 חודשים לפחות ובכפוף לתשלום פיצוי מוסכם וקבוע מראש בסכום השווה לדמי שכירות בגין ארבעה חודשי שכירות.

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מוסכם על הצדדים כי השוכר יהיה רשאי להביא הסכם זה לידי סיום ללא תשלום פיצוי ו/או קנס אם תוגש נגד המשכיר בקשה לכינוס נכסים, או לפירוק או שיינתן צו לפירוקו או שימונה לו מפרק – זמני או קבוע והצו או הבקשה הרלוונטיים לא בוטלו תוך 45 ימים מהמועד בו הוא ניתן.

סעיף זה הוא יסודי.

17.

17.1. לא פינה השוכר את המושכר ולא החזיר אותו ואת החזקה בו לידי המשכיר בתום תקופת השכירות או עם ביטול כדין של ההסכם, ייחשב הוא מיום זה ואילך כפולש ומסיג גבול, על כל ההשלכות החוקיות והמשפטיות הנובעות מכך.

17.2. מבלי לגרוע מהאמור בס"ק 17.1 לעיל יהא השוכר חייב לשלם למשכיר כפל דמי השכירות היומיים הנקובים בהסכם עבור כל יום של איחור בפינוי המושכר והחזרת החזקה בו לידי המשכיר, סכום זה מהווה דמי שימוש קבועים מוערכים ומוסכמים מראש ע"י הצדדים אשר נמצא כסביר על ידם לנזק העלול להיגרם למשכיר במקרה של אי פינוי המושכר במועד.

18. מבלי לגרוע מהוראות הסכם הניהול, הרי שבתום תקופת השכירות או בתום תקופת הסכם זה, הכל לפי העניין, יהא השוכר חייב להציג בפני המשכיר העתקים של אישורים וקבלות אשר יעידו כי הוא שילם את כל התשלומים והמסים וההוצאות החלים עליו בהתאם להסכם זה.

19.

19.1. מבלי לגרוע מהאמור לעיל מוסכם בזאת כי כל איחור בתשלום דמי השכירות מעל ל – 15 ימי עסקים יהווה הפרה יסודית של הסכם זה, איחור שאינו עולה על 15 ימי עסקים לא יהווה הפרה של הסכם זה ולא יזכה את המשכיר בריבית כלשהי, אך השוכר ישלם למשכיר ריבית פיגורים החל מהיום הראשון לאיחור, אם האיחור עלה על 15 ימים.

מבלי לגרוע מהאמור לעיל, מוסכם על הצדדים כי כל איחור בתשלום דמי השכירות אשר יעשה בהסכמת המשכיר לא יהווה הפרה יסודית של הסכם זה.

19.2. מבלי לגרוע מהאמור לעיל מוסכם הרי שבגין כל פיגור בתשלום דמי השכירות או כל חלק מהם ישלם השוכר למשכיר ריבית אפקטיבית ומצטברת בשיעור של 0.15% לכל יום של פיגור בתשלום וזאת למן יום העסקים החמישה עשר לפיגור ועד לתשלום המלא בפועל. עלה הפיגור על חמישה עשר ימי עסקים תשולם הריבית החל למן היום הראשון לפיגור.

20. –

21. –

22.

22.1. להבטחת תשלום דמי השכירות, המסים וכן כל שאר התשלומים והסכומים החלים על השוכר בהתאם להסכם זה מתחייב השוכר להפקיד בידיו הנאמנות של ב"כ המשכיר עו"ד ב. מינקוביץ ושות' (להלן:

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"**הנאמן**"), ערבות בנקאית אוטונומית, בסכום השווה ל -. 88,000 $ שתוקפה יהיה עד 90 יום לאחר תום תקופת השכירות.

הנאמן יהיה רשאי למסור למשכיר את הערבות הבנקאית על מנת שהמשכיר יוכל לעשות שימוש בערבות הבנקאית באם השוכר יפר הוראה מהוראות ההסכם ורק לצורך תשלום חוב או נזק או פיצוי או תשלום שחל על השוכר ואשר לא שולם על ידו, בהתאם להוראות ההסכם או בהתאם להוראות כל דין, ובתנאי שהנאמן יודיע לשוכר בכתב לפחות 14 ימים מראש על כוונתו של המשכיר לחלט את הערבות הבנקאית תוך פירוט העילות למימוש הערבות הבנקאית, כולה או חלקה.

מילא השוכר כל התחייבויותיו על פי ההסכם יחזיר לו הנאמן את הערבות הבנקאית לא יאוחר מאשר עד תום 90 ימים לאחר תום תקופת ההסכם או תום תקופת השכירות או במועד קודם לכך, אם השוכר ימציא למשכיר העתקי אישורים המעידים כי הוא שילם כל התשלומים והמסים החלים עליו על פי הסכם זה.

23. בנוסף ומבלי לגרוע מהאמור לעיל או מכל זכות המוקנית למשכיר על פי כל דין, אם השוכר לא יפנה את המושכר במועד ולא ימסור אותו ואת החזקה הבלעדית בו למשכיר בהתאם להוראות הסכם זה, הרי שהמשכיר או מי שהוסמך לכך על ידו יהיו רשאים להיכנס למושכר, לתפוס בו חזקה בלעדית, לפנות ממנו בכח את השוכר ולסלק את מטלטלי השוכר בכח או המיטלטלין אשר אינם שייכים לו, ולהשתמש לשם כך בכח סביר לרבות לפרוץ את דלתות המושכר. השוכר מצהיר שבמקרה של אבדן או נזק כלשהו אשר ייגרם לו או לרכוש צד ג' שהוא כתוצאה מפעולות המשכיר, כאמור בסעיף זה, אין לו ולא יהיו כל תביעות או טענות כלפי המשכיר והוא מוותר בזאת ויתור מוחלט וסופי על כל תביעות או טענות שהן בעניין זה במידה שיהיו לו. השוכר מתחייב להימנע מלנקוט בכל צעד שהוא על מנת למנוע מהמשכיר לפעול בהתאם לאמור לעיל. חתימת השוכר על הסכם זה כמוה כהענקת ייפוי כח בלתי חוזר למשכיר או לבאי כוחו המאפשר להם לפעול בהתאם לאמור לעיל.

המשכיר יהיה רשאי להשתמש בסמכויות שבסעיף זה לעיל רק לאחר שהוא יתן לשוכר הודעה בכתב של 10 ימים מראש לפחות.

24. בנוסף לכל הוראה על פי כל דין או בהסכם זה יהיה המשכיר רשאי לבטל ההסכם אם תוגש נגד השוכר בקשה לכינוס נכסים, או לפירוק או שיינתן צו לפירוקו או שימונה לו מפרק – זמני או קבוע והצו או הבקשה הרלוונטיים לא בוטלו תוך 45 ימים מהמועד בו הוא ניתן.

25. כל האמור לעיל בחוזה זה אינו מגוע ובא בנוסף לזכותו של הצד המקיים את החוזה להיזקק לכל סעד משפטי המוקנה לו על פי כל דין לרבות צווי עשה ו/או מניעה ו/או תביעה לסילוק ידו של השוכר מן המושכר.

26. כל שינוי או תוספת של הסכם זה מחויבת להיעשות בכתב ולהיות חתומה ע"י השוכר והמשכיר ולא יהיה כל תוקף לכל שינוי או תוספת אשר לא ייעשו בכתב כאמור.

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27. כתובות הצדדים לצורך משלות הודעות על פי הסכם זה ובין לצורך מסירת כתבי בי – דין, הן כאמור במבוא להסכם זה, וכל מכתב או הודעה שתשלח לאחת מן הכתובות שלעיל בדואר רשום תראה נמסרת לתעודתה בתום 5 ימים ממועד השלחה.

28. השוכר מצהיר בזאת שידוע לו שמשרד ברוך מינקוביץ, עורכי – דין ונוטריונים, ערך הסכם זה עבור המשכיר בלבד ולא עבורו וכי הוא אינו מייצג אותו בהסכם זה או בביצועו וכי היא רשאי להיות מיוצג על ידי עו״ד אחר. השוכר מתחייב להשיב למשכיר, במעמד חתימת ההסכם, הוצאותיו המשפטיות בגין עריכת ההסכם, בסכום של -.4,000 $ ארה״ב על פי השער היציג הידוע במועד חתימת הסכם זה ובתוספת מע״מ.

29. לבתי המשפט בתל – אביב יפו תהיה הסמכות המקומית הייחודית לדון בכל תביעה או סכסוך הנוגעים להסכם זה או הנובעים ממנו.

ולראיה באו הצדדים על החתום:

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המשכיר	השוכר

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1. דמי שכירות בתקופת השכירות יהיו בסכומים כדלהלן:

1.1. סכום השווה בשקלים חדשים ל -.$10,708 (~~עשרת~~ עשרת אלפים שבע מאות ושמונה) דולר ארה"ב לחודש ובתוספת מע"מ כדין, לפי השער היציג של דולר ארה"ב ביום חתימת הסכם זה, ישולם בגין דמי שכירות המגיעים בעבור המושכר, וזאת לתקופה מיום 01.03.2005 ועד ליום 30.04.2005 בעבור שטח של 1447 מ"ר.

1.2. סכום השווה בשקלים חדשים ל -.$13,691 (שלושה עשר אלף שש מאות תשעים ואחת) דולר ארה"ב לחודש ובתוספת מע"מ כדין, לפי השער היציג של דולר ארה"ב ביום חתימת הסכם זה, ישולם בגין דמי שכירות המגיעים בעבור המושכר, וזאת לתקופה מיום 01.05.2005 ועד ליום 28.02.2006 בעבור שטח של 1982 מ"ר.

1.3. סכום השווה בשקלים חדשים ל -.$14,666 (ארבעה עשר אלף שש מאות שישים ושישה) דולר ארה"ב לחודש ובתוספת מע"מ כדין, לפי השער היציג של דולר ארה"ב ביום חתימת הסכם זה, ישולם בגין דמי שכירות המגיעים בעבור המושכר, וזאת לתקופה מיום 01.03.2006 ועד ליום 28.02.2010, בעבור שטח של 1982 מ"ר.

2. השוכר ישלם לידי המשכיר את דמי השכירות מדי שלושה חודשים כאשר כל תשלום יהיה בעבור שלושה חודשי שכירות מראש. דמי השכירות ישולמו בהוראת קבע לחשבון המשכיר.

3. בהסכם זה יהיו למונחים הבאים הפירוש שלהלן:

3.1. "המדד" – מדד המחירים לצרכן המתפרסם על ידי הלשכה המרכזית לסטטיסטיקה מדי חודש.

3.2. "המדד היסודי" – המדד הידוע ביום הנקוב ברישא להסכם ביום חתימתו.

3.3. "המדד הקובע" – המדד שיפורסם לגבי החודש שבו ישולמו דמי השכירות.

4.

4.1. למרות האמור בסעיף 1 לעיל, הרי שאם במועד התשלום בפועל של דמי השכירות יתברר שהמדד הקובע עלה לעומת המדד היסודי, הרי שדמי השכירות הנקובים בסעיף 1 לעיל יוגדלו אם הם יחסית למידת עליית המדד הקובע לעומת המדד היסודי. למען הסר ספק מובהר בזאת כי במידה והמדד ירד מתחת למדד היסודי – לא ירדו דמי השכירות מתחת לערכים הנקובים בסעיף 1 לעיל.

4.2. הפרשי הצמדה שלעיל ישולמו כל 3 חודשים. המשכיר ישלח לשוכר תוך 10 ימים ממועד פרסום המדד הקובע חשבון דרישת תשלום בגין הפרשי הצמדה. החשבון ישולם על ידי השוכר שוטף + 30 מיום קבלת החשבון הסופי לאחר שנבדק על ידי השוכר ובוצעו בו תיקונים, אם יהיו תיקונים.

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למען הסר ספק מובהר כי לא תשולם ריבית על איחור בתשלום הפרשי ההצמדה אם האיחור נובע מתיקון החשבון.

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בהמשך להסכמים שבנדון וכחלק בלתי נפרד מהם מוסכם בנינו כדלקמן:

1. המשכיר מתחייב לבצע פעמיים בשנה בדיקת תקינות המעליות אשר במבנה. המשכיר יעביר לידי השוכר עותק מאישור חברת המעליות על ביצוע הבדיקה כאמור.

2. המשכיר מתחייב אחת לשנה, לאחר חג הפסח, לבצע ניקוי חיצוני של חלונות המושכר וזאת ללא תשלום נוסף.

3. המשכיר מתחייב חודשיים לפני תחילת תקופת השכירות למסור לשוכר את השטח שהיה בשכירות החברה עמיטל דאטה וזאת לצורך ביצוע שיפוץ. המשכיר מתחייב לסייע בכל הדרוש לביצוע העבודות, כולל האפשרות לביצוע עבודות בשעות ובימים לא קונבנציונליים. המשכיר מתחייב להעמיד לרשות השוכר מכולת אשפה לפינוי הפסולת משטח הקניון ולפנות את המכולה לפי הצורך. המשכיר מתחייב לפנות משטח עמיטל דאטה את כל הציוד שהשוכר יבקש לפנות כגון גופי תאורה וכיוצ"ב.

4. השטח הנ"ל יימסר לידי השוכר ברמתו הבסיסית אך במצב תקין. המשכיר מתחייב לתקן על חשבונו את מערכת האינסטלציה, החשמל ומערכות אחרות אם יימצא ליקוי וזאת תוך 7 ימים. קודם למועד המסירה ייערך פרוטוקול מסירה על ידי הצדדים.

5. מוסכם על הצדדים כי בתום תקופת השכירות יהיה רשאי השוכר לפרק את השיפורים שהכניס ביחידת עמיטל דאטה, למעט תקרה, רצפה, מזגנים, גופי תאורה, מערכת החשמל וכל מה שמחובר חיבור של קבע ואשר פירוקו עלול לפגוע בשלמות המבנה ולגרום לנזק למבנה.

6. המשכיר מתחייב להגביר את הפיקוח על החניון על ידי התקנת מצלמות טלוויזיה במעגל סגור המקושרות לשומר המוצב דרך קבע בשער.

7. המשכיר מתחייב להעמיד לרשות השוכר את השימוש בגנרטור אשר משמש כגנרטור חירום למעליות ולתאורת החירום של מבנה המושכר. הגנרטור ישמש את השוכר משך על תקופת השכירות תמורת תשלום של -.1,000 ₪ לחודש. המשכיר מתחייב לדאוג לתקינות הגנרטור ולאחזקתו.

   השוכר יהיה רשאי להפסיק את השימוש בגנרטור בהודעה מוקדמת בכתב של 10 ימים.

8. המשכיר מקנה לשוכר זכות להעמיד במבנה, בסמוך לשטח המושכר, גנרטור נוסף לגנרטור הקיים. למען הסר ספק מובהר כי היה והשוכר יהיה מעונין בהתקנת גנרטור נוסף הוא ירכוש אותו על חשבונו ויישא בכל ההוצאות הקשורות בהתקנתו לרבות חיבורו. מוסכם על הצדדים כי היה ויותקן בשטח המבנה גנרטור נוסף, המשכיר ידאג לאחזקתו השוטפת של הגנרטור הנוסף היה ויתבקש לעשות כן על ידי השוכר וזאת בתמורה לתשלום נוסף.

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9. המשכיר מתחייב אחת לשנה לבצע בדיקת תקינות של הגנרטור ולהעביר עותק מאישור לידי המשכיר.

10. הצדדים מסכימים כי השימוש אשר יעשה על ידי השוכר בשטח של 287 מ"ר אשר הוחזק על ידי אינפוגיין בשנת השכירות הראשונה, היינו עד ליום 28.02.2006, יהיה שימוש חלקי בלבד למטרות כדלקמן: אולם הרצאות, התכנסות עובדים, חדר סרורים.

מוסכם כי היה והשוכר יהיה מעונינת להשתמש בשטח הנ"ל בשנת השכירות הראשונה למטרות אחרות, יהיה עליו לקבל את רשות חברת הניהול.

להסרת ספק מובהר כי המגבלה האמורה בסעיף זה לעיל תחול אך ורק בשנת השכירות הראשונה וכי החל מיום 1.3.06 יהא השוכר רשאי לעשות בשטח האמור כל שימוש שהוא במסגרת מטרת השכירות.

לוקי בניה ופיתוח

11. הצדדים מסכימים כי דמי הניהול אשר ישולמו על ידי השוכר למשכיר בשנת 2005 יעמדו על סכום השווה בשקלים חדשים ל -.1.5 $ למ"ר בתוספת מע"מ. דמי הניהול יחושבו על פי השער היציג הידוע של הדולר במועד התשלום בפועל. הצדדים מסכימים כי דמי הניהול אשר ישולמו על ידי השוכר למשכיר החל משנת 2006 ואילך יהיו זהים בסכומם לדמי הניהול המשולמים על ידי שאר השוכרים בקניון ובלבד שסכום דמי הניהול לא יעלה על $1.5 למ"ר בתוספת מע"מ.

12. מוסכם על הצדדים כי השוכר יהיה רשאי להשכיר את שטח המושכר או חלק ממנו בשכירות משנה (Sublease) בכפוף למתן הודעה מוקדמת למשכיר. למשכיר תהיה זכות ראשונים לשכירות משנה כאמור.

13. <u>חניות</u>

13.1. הצדדים מסכימים כי החניות אשר מושכרות על ידי השוכר כיום והמצויות על הגג בצד המערבי, יוחלפו בחניות הממוקמות בצד המזרחי ואשר היו שייכות לעמיטל דאטה.

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13.2. מוסכם על הצדדים כי השוכר תשכור מאת המשכיר חניות נוספות כך שסך הכל יעמדו לרשות השוכר 73 חניות, כמסומן בתשריט החניות המצ"ב.

לוקי בניה

13.3. עבור כל חניה ישלם השוכר למשכיר סכום של -.255 ₪ בצירוף מע"מ. סך הכל ישלם השוכר למשכיר בעבור 73 חניות את הסכום של -.18,615 ₪ בצירוף מע"מ.

13.4. הצדדים מסכימים כי השוכר יהיה רשאי להודיע על שינוי החניות בהודעה מוקדמת שלך 30 יום. השוכר יהיה רשאי אף לבטל את ההתקשרות לגבי החניות בהודעה כאמור. כל תיקון לעניין החניות או מיקומן יעשה בכתב וייחתם על ידי הצדדים.

13.5. הצדדים יחתמו על תשריט חניות.

14. בכל מקרה של סתירה בין הוראות נספח זה להוראות הסכם השכירות, תגברנה הוראות נספח זה.

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הסכם ניהול

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בין:

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(להלן: "חברת הניהול")
שכתובתה לצורך הסכם זה: רח' טשרניחובסקי 15, חיפה.

מצד אחד

לבין

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להלן: "החוכר".

מצד שני

הואיל	והחוכר חכר/שכר את המבנה הנמצא באזור התעשיה, ראש העין
והואיל	וניהול וביצוע השירותים בקניון התעשיה דורש יד מארגנת ומבצעת
והואיל	וחברת הניהול התמנתה על ידי לוקי לטפל בביצוע השירותים לחוכרים ולבעלי הזכויות בבתי עסק בקניון התעשיה
והואיל	והחוכר מסכים לכך שהניהול והביצוע הבלעדי של השירותים בקניון התעשיה וכן בחניון המהווה חלק הימנו יבוצעו על ידי חברת הניהול כמפורט במסגרתו, וחברת הניהול מסכימה ומתחייבת בכך

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קניון התעשיה
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<u>לפיכך,הותנה,הוסכם והוצהר בין הצדדים כדלקמן:</u>

1.1 המבוא להסכם זה מהווה חלק בלתי נפרד מהחוזה גופא.

1.2 בחוזה זה ייוחדו למונחים המפורטים להלן המשמעות הבאה בצידם:

"לוקי"	מפעלי לוקי לבניה בע"מ שהיא החוכר מאת מנהל מקרקעי ישראל של חלקים מחלקות מספר 3,11,12,13,16 בגוש 8863 מגרש 516 ו 4,11,12 בגוש 8863 מגרש 519
"החוכר"	פירושו,בהתאמה, קונה או שוכר של מבנה או מבני תעשיה בקניון התעשיה כהגדרתם בהסכם הרכישה,במקרה של קונה,או בהסכם השכירות, במקרה של שוכר.
"חוזה השכירות"	הסכם שכירות שנחתם בין לוקי לבין החוכר ביום 10.2.2000
"חוזה הרכישה"	הסכם הרכישה שנחתם בין לוקי לבין החוכר ביום ____ .
"היחידה"	חלק ממבנה תעשיה מס' ג-11-A ע"פ תכנית שמצורפת להסכם השכירות המתואר בתשריט המצורף להסכם השכירות ומסומן באות א' (להלן:"התשריט").
"קניון התעשיה"	מבנה או מבנים הכוללים מבני ואולמות לתעשיה ולמלאכה הבנוי על המקרקעין, והכולל בין היתר,שטחים מסחריים,וכן רמפות, כבישים מעברים פנימיים מקורים ובלתי מקורים אך לַמעט קומה קרקע. ככל שבעתיד יוגדל שטחו של המבנה או המבנים ייכללו השטחים הנוספים במסגרתו.
"החניון"	שטחי החניות בקניון התעשיה בחכירת לוקי, למעט שטחי חניה שהוצמדו או יוצמדו למבנים.
"המבנים"	כל חלקי מבנה קניון התעשיה ו/או שטחים בתחומו שיושכרו ו/או יועמדו לרשות ו/או לשמוש ו/או יוחכרו ו/או ימסרו ע"י לוקי למחזיקים או לחוכרים שונים, ליעודים ולמטרות לפי שקול דעת לוקי.
"שטח היחידה"	שטח היחידה לצורך הסכם הניהול והוא כ- 200 מ"ר ברוטו כולל שטחים ציבוריים.
"הצמדה למדד"	הצמדה למדד המחירים לצרכן,שבסיסו המדד שפורסם לגבי החודש שלאחר המועד שבו נמסרה החזקה לחוכר (להלן:"המדד הבסיסי") והגדלת הסכום המשולם בהתאם ליחס שבין עליית המדד הידוע בעת ביצוע התשלום לגבי המדד הבסיסי. לשם הסרת ספק באם המדד הידוע יהיה נמוך מהמדד הבסיסי, לא יוקטנו דמי הניהול

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היסודיים. כל תשלום אשר נקבע בהסכם זה שישולם צמוד למדד, ישולם בהצמדה למדד כאמור לעיל.

"שטחים פנימיים" כל השטחים שבתחום קניון התעשיה לרבות כל המבנים תוספות או שיפורים שיתווספו מפעם לפעם, גגות, מעברים, כניסות ויציאות, רחובות פנימיים, מדרכות, גינות, חדרי שירות המיועדים לשימוש הקהל הרחב, שטחי פריקה וטעינה, מעליות ו/או מדרגות וכן כל שטח אחר שבתחום שטח הקניות - במידה שיהיה - העומד לרשות הקהל הרחב, או שיעמוד לרשות הקהל הרחב בעתיד ועץ מרחבים מוגנים או מקלטים, אך למעט שטחי המבנים.

"שטחים חיצוניים" כל השטחים שמחוץ לקניון התעשיה הכוללים בין היתר, מגרשי חניה, כבישי גישה, מדרכות, איי תנועה, גינות, תאורה ושילוט.

"שטח בילויים פתוח" כל שטח המשמש למקומות ישיבה בבתי קפה ומסעדות או שטח פתוח המשמש בגדר מטרת החכרת שטחים מסוימים אשר הנם בתחום השטחים הפנימיים, במידה ויהיו, לכל מטרה כפי שייקבע על ידי חברת הניהול.

"מהנדס חברת הניהול" מהנדס או האדריכל, אשר ימונה מפעם לפעם על ידי חברת הניהול לצורך מילוי התפקידים והסמכויות הנתונים לו לפי הסכם זה.

"האדריכל" האדריכל שמועסק ו/או שיועסק ע"י לוקי בתכנון קניון התעשיה או מי שמפקח ו/או יפקח מטעמו של לוקי על בנייתו.

1.3 כותרות הסעיפים תשמשנה לנוחיות הקריאה בלבד, ולא לפירוש החוזה.

.2 <u>הניהול</u>

2.1 חברת הניהול מתחייבת ומקבלת על עצמה את ניהול וביצוע השירותים והפעולות כמפורט בסעיף 3.1 להלן (להלן: "השירותים"), והחוכר מסכים לכך ומוסר לחברת הניהול את הניהול וביצועם הבלעדי של השירותים, ומתחייב לנהוג בהתאם להוראות המפורטות בהסכם זה.

.3 התחייבויות חברת הניהול וסמכויותיה

3.1 חברת הניהול מתחייבת ובסמכותה יהיה לנהל, לתחזק ולתפעל את קניון התעשיה, כמשק סגור, ולעשות כמיטב יכולתה לשם הפעלתו התקינה וקידומו, מבלי לפגוע בכלליות האמור, חברת הניהול תהיה רשאית לעסוק בענינים המפורטים להלן:

3.1.1 פרסום של כללים ונוהלים שיבואו להבטיח ניהול שוטף תקין ומסודר של קניון התעשיה וכן שינויים ו/או עדכונים מעת לעת. כללים אלה יחייבו את החוכר המתחייב בזה למלא אחריהם, ובלבד שלא תפגענה זכויות החוכר לפי חוזה השכירות או חוזה הקניה, בהתאמה, ולפי הסכם זה.

3.1.2 קביעת מטרת השימוש ביחידה. חברת הניהול לא תאסור שימוש

קניון התעשיה
ניהול ואחזקה בע"מ

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כל שהוא ביחידה אלא אם הוא גורם או עלול לגרום לאי נוחות, למטרד או לפגיעה בקניון התעשיה או כל חלק ממנו או למשתמשים בו או שהוא פוגע באופי וביעוד הכללי שלהם.

3.1.3 הקונה מצהיר ומאשר בזאת שידוע לו כי חברת הניהול אינה משמשת, בכל דרך שהיא, "שומר" כמשמעותו בחוק השומרים, התשכ"ז - 1967 וכי חברת הניהול תפעל, במסגרת אפשרויותיה, באופן סביר להשגיח על הנעשה בשטחים שלעיל. החוכר, לפיכך, פוטר בזאת, באופן מוחלט, את חברת הניהול מכל אחריות שהיא, ישירה או עקיפה, בגין שירות שלעיל או תוצאותיו.

3.1.4 מיזוג אוויר של השטחים הפנימיים שבהם הותקנה מערכת מזוג האוויר, במידה ותותקן.

3.1.5 גינון של הגנים והצמחיה שבשטחים הפנימיים, אחזקה, בדק ושיפור של השטחים הפנימיים וכן של שטח הבילויים הפתוח ושל השילוט בהם ושל מערכות הביוב, האינסטלציה, התאורה והמעליות.

3.1.6 נקיון, תאורה וסיוד וצביעה - במידת הצורך - של השטחים הפנימיים, ושטח הבילויים הפתוח.

3.1.7 תיקון הגגות של קניון התעשיה ובידודם, על פי שיקול דעת חברת הניהול.

3.1.8 פרסום משותף של קניון התעשיה, בכל צורות הפרסום שחברת הניהול תמצא לנכון.

3.1.9 פעולות לשם קידום העסקים בקניון התעשיה ובהתחשב באופי ובמהות העסקים שינוהלו בו בפועל.

3.1.10 התקנת מסגרות לשילוט משותף בקניון התעשיה. מיקום וגודל השילוט המשותף וכן מיקום וגודל השילוט של כל יחידה ייקבע על ידי חברת הניהול.

3.1.11 ביטוח רכוש של מבנה קניון התעשיה (לא כולל את תכולת המבנים ותיקונים, שינויים ותוספות ליחידה שנעשו ע"י החוכר ו/או עבורו) מפני: סיכוני אש, התפוצצות, רעידת אדמה, פרעות שביתות ונזק בזדון, שטפון ונזקי מים וכן מפני כל סיכון נוסף אשר דרוש לדעתה של חברת הניהול. הביטוח שיערך כאמור יכלול סעיף בדבר ויתור על זכות תחלוף (שיבוב) כלפי בעלי זכויות ביחידות בגין נזק שנגרם שלא במתכוון על ידי החוכרים למבנה קניון התעשיה, לרכוש חברת הניהול או לעובדיה ולחוכרים או יחידות אחרות.

3.1.12 ביטוח צד שלישי כנגד נזקים העלולים להיגרם לאדם או לרכוש בשטחים הפנימיים למעט ביחידות.

במידה ולוקי ו/או חברת הניהול, יתחייבו בתשלום דמי ביטוח נוספים מעבר למקובל וזאת כתוצאה מפעילותו ;של החוכר והודיעו לו על כך, ישלם החוכר ללוקי או לחברת הניהול, לפי הענין, את התוספת האמורה, מיד לדרישתם הראשונה של לוקי או חברת הניהול.

3.1.13 תשלום המיסים העירוניים והממשלתיים החלים ככל שיחולו

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קניון ...
ניהול ואחזקה בע...

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על השטחים הפנימיים.

3.1.14 ביצוע כל או כל חלק מהפעולות דלעיל ומתן כל או כל חלק מהשירותים דלעיל, לפי בחירת חברת הניהול, אף לגבי השטחים החיצוניים או כל חלק מהם.

3.1.15 אחזקת החניון, אם תיעשה על ידי חברת הניהול.

3.1.16 גביית אגרה או תשלומים בעבור שימוש במים באמצעות מונה מים מרכזי או מוני מים נפרדים, והכל בהתאם לקביעת לוקי או חברת הניהול.

3.1.17 חברת הניהול לא תעניק לקניון התעשיה או לחוכר שירותים אשר יוענקו כאמור על ידי המועצה המקומית ראש העין או על ידי החברה הכלכלית לראש העין בע"מ או כל גוף אחר אשר יוקם על ידה לשם כך או אשר יפעל מטעמה או בעבורה. החוכר ישלם להם כל תשלום שהוא יחוב, בין באמצעות חברת הניהול ובין ישירות, עפ"י קביעת חברת הניהול.

.3.2 חברת הניהול תהיה זכאית מדי פעם, לפי שיקול דעתה, לקבוע היקף הפעולות שיבוצעו על ידה, סוגם וטיבם ואיזה חלק מהפעולות הנזכרות בפיסקה 3.1 לעיל יבוצעו על ידה, אם בכלל, ובאיזו ולאיזו תקופה.

.3.3 כדי להבטיח את האפשרות להחליף מתקנים המשמשים את כלל המשתמשים בקניון התעשיה או לתקנם תיקונים יסודיים, תקים חברת הניהול ותקיים קרן פחת ותחלופה, שכספיה יצטברו מתשלומי דמי האחזקה של החוכרים בגין היחידות או השטחים המסחריים בקניון התעשיה ותשמש למטרה האמורה לעיל.

3.4 כדי לאפשר לחברת הניהול להפעיל את סמכויותיה לפי סעיף זה, מותר יהיה לחברת הניהול, והחוכר יאפשר לחברת הניהול, להיכנס ליחידה ובין היתר: לפתוח קירות, רצפות, תקרות וחלקים אחרים, להחליף ולתקן אינסטלציות וצנורות ולהתחבר אליהם, לבצע כל מלאכה שתהיה דרושה לפי דעת חברת הניהול לשם ביצוע הסמכויות שניתנו לה בהסכם זה. בכל מקרה של פעולה כנ"ל תשתדל חברת הניהול לתאם מראש עם החוכר את מועד כניסת עובדיה ליחידה, וכן תשתדל כי ההפרעה לחוכר תהיה קטנה ככל האפשר ומצב היחידה יוחזר לקדמותו בהקדם האפשרי.

החוכר מצהיר בזאת שידוע לו שבקניון התעשיה וכן ביחידה מותקנות מערכות לכיבוי אש והוא מתחייב שלא לעשות בהן שימוש כלשהו זולת במקרה הצורך ולמטרה שלשמה הן נועדו. כן מתחייב החוכר לאפשר לחברת הניהול להכנס ליחידה בכל עת וזמן סבירים במטרה לדאוג לתחזוקתם הנאותה של מתקנים אלה.

3.5 לצורך ביצוע התחייבויותיה בהסכם זה תשכור חברת הניהול ותחזיק בקניון התעשיה, משרד ותוכל להעסיק, לפי שקול דעתה, במשרה מלאה, במשרה חלקית, עפ"י חוזה מיוחד או בתנאים כפי שתמצא לנכון: מנהל, פקידים, רואי חשבון, עורכי דין, בעלי מקצוע, יועצים, מהנדסים, אדריכלים, קבלנים, פרסומאים, קבלני משנה, אדריכל או מעצב פנים, מנהלי חשבונות, מנהלי שווק וארועים ואנשים וגופים אחרים שחברת הניהול תמצא לנכון להעסיקם ולהתקשר עמם אך ורק לשם ביצוע חובותיה של חברת הניהול על פי הסכם זה כמשק סגור ושכרם לא יחרוג מהשכר המקובל.

3.6 חברת הניהול וכל מי שבא בשמה או מטעמה לא יהיו אחראים בכל צורה שהיא לגבי כל נזק או פגיעה אשר יגרמו לחוכר או לרכושו או לכל נזק גוף ו/או אבדן ו/או נזק רכוש מכל סוג שהוא אשר ייגרם לחוכר ו/או

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לעובדיו ו/או למועסקיו ו/או לסוכניו ו/או ללקוחותיו ו/או למבקריו ו/או לכל אדם אחר אשר יימצא ביחידה או בשטח אחר המוחזק ע"י החוכר ברשות לוקי, והחוכר נוטל על עצמו את מלוא האחריות בגין כל נזק מעין זה ומתחייב לפצות ו/או לשפות את חברת הניהול מייד עם קבלת דרישה ממנה כנגד כל דמי נזק שהיא עלולה להתחייב לשלמו או שתיאלץ לשלם עקב נזק מעין זה וכנגד כל הוצאה שתוציא בקשר לכל נזק כנ"ל.

.3.7 חברת הניהול ו/או עובדיה ו/או הבאים מכוחה או מטעמה לא יהיו אחראים בכל צורה שהיא, לכל נזק מכל סוג שהוא אשר יגרם לחוכר כתוצאה מכניסת חברת הניהול או נציגיה ליחידה לצורך מטרה מהמטרות הנזכרות בהסכם זה, אלא אם כן נגרם הנזק כתוצאה מרשלנות ישירה של חברת הניהול או עובדיה.

.4 <u>התחייבות החוכר</u>

.4.1 החוכר מתחייב לשאת, ביחד עם יתר החוכרים או המחזיקים בקניון התעשיה, בכל ההוצאות הכרוכות בתפעול חברת הניהול ובביצוע סמכויותיה.

מבלי לפגוע בכלליות האמור לעיל, ייכללו בגדר הוצאות כאמור, הוצאות מימון, סכומים שיש להפרישם לקרן פחת, בשעור סביר שייקבע ע"י חברת הניהול.

בנוסף לכלל הוצאות חברת הניהול כמפורט לעיל, ישלם החוכר לחברת הניהול דמי ניהול בשיעור של 20% בתוספת מ.ע.מ, על כלל ההוצאות כמפורט בסעיף זה לעיל..

4.1.1 החוכר ישא בחלק מן ההוצאות דלעיל שיחושב לפי היחס שבין שטח היחידה לבין שטח כל המבנים האחרים בקניון התעשיה.

בנוסף לכך תהא חברת הניהול רשאית להוציא הוצאות הנוגעות לניהול ולבצוע השירותים המיועדים לחוכרים או לחוכרים שונים באופן מיוחד, מהם יהנו שוכרים או חוכרים מסויימים, ואזי ישאו באותן הוצאות אותם שוכרים או חוכרים שלטובתם או בגינם הוצאו ההוצאות. הוא הדין באשר לשימוש חורג במהותו או בהיקפו שיעשו חוכרים מסויימים.

על אף כל האמור בסעיפים 4.1 ו - 4.1.1 לעיל, דמי הניהול שהחוכר ישלם לחברת הניהול יהיו בסכום של 1.5 דולר למ"ר לחודש בתוספת מ.ע.מ. החוכר לא ישלם לחברת הניהול כל תשלום נוסף. בהקשר לחוזה השכירות שנחתם בין החוכר לבין לוקי בניה ופיתוח בע"מ, בתום 24 חודשי שכירות, יועלה סכום דמי הניהול בשיעור ריאלי של 10% מידי 12 חודשים.

.4.1.2 למרות האמור לעיל,מוסכם בזאת בין הצדדים כי היה ובזמן כלשהו כלל השטחים המחכרים והמוחזקים ע"י חוכרים בקניון התעשיה יעלה על 75% (שבעים וחמשה) מכלל השטחים המיועדים להחכרה, ישא החוכר בחלק ההוצאות לפי היחס שבין שטח היחידה לבין שטח כל היחידות האחרות שהוחכרו ע"י לוקי בפועל. היה וכלל השטח שלעיל יפחת מהשיעור של 75% מכלל השטחים המיועדים להחכרה כאמור ישא לוקי בחלק יחסי של ההוצאות בהפרש שבין אחוז שטח היחידות או השטחים המוחכרים בפועל לבין 75% והנותר ישולם ע"י החוכרים כולם.

היחס הנ"ל ייקבע ע"י החשב של חברת הניהול ויחייב את החוכר ואת חברת הניהול.

4.1.3 בנוסף לאמור לעיל יהיה לוקי רשאי לחייב חוכרים מסויימים לשאת בתשלומים נוספים בהתאם לשיקול דעתה לרבות בגין פינוי אשפה, שילוט

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וכיו"ב ושימושים חריגים.

4.1.4 ידוע לחוכר שהתשלומים שישולמו על ידו לחברת הניהול עשויים לכלול גם מרכיב של תשלום לחברה או לגוף אשר ינהל או יתחזק את אזור התעשיה בו מצוי קניון התעשיה או יעניק שירותים לכל מבני התעשיה בו.

.4.2 חברת הניהול תתחזק ותפעיל את החניון. החניה בחניון תהא פתוחה גם לציבור הרחב. תשלום דמי החניה וגובהו ייקבעו על ידי חברת הניהול.

הוצאות אחזקת החניון ותפעולו ייכללו בהוצאות חברת הניהול ובדמי האחזקה שישלם החוכר לחברת הניהול.

למען הסר ספק, אין בהוראת סעיף זה כדי לגרוע מחובתו של החוכר לשלם ללוקי את התשלום הנקוב בסעיף 9 ד' להסכם השכירות.

חברת הניהול תהיה זכאית, על פי שיקול דעתה הבלעדי והמוחלט, להפסיק, בכל עת, להפעיל את החניון ולמסור או להעביר הפעלתו לכל צד ג' אחר שהוא אשר יפעיל אותו, על פי שיקוליו העסקיים והכלכליים, כחניון עסקי לכלי רכב, לכל דבר וענין.

החליטה חברת הניהול למסור הפעלת החניון לצד ג' שהוא, הרי שבמקרה זה תנותק פעילותו של החניון, על הוצאותיה והכנסותיה, מפעילות חברת הניהול והיא לא תהווה חלק ממנה.

4.3 החוכר מתחייב לשלם לחברת הניהול תשלומים על חשבון דמי האחזקה בהתאם לדרישות בכתב שיוגשו לו על ידי חברת הניהול, וזאת תוך שבוע ימים מקבלת הדרישה, הדרישות דלעיל יוגשו לחוכר מדי שישה חודשים, לתקופה של שישה חודשים מראש, או מדי תקופה אחרת שתיקבע על ידי חברת הניהול ויבוססו על אומדן הוצאות.מבלי לגרוע מכלליות האמור לעיל, החוכר לא יהיה רשאי לקבל החזקה בממכר או במושכר, בהתאמה, אלא אם כן הוא ישלם, קודם לכן, לחברת הניהול התשלום הראשון החל עליו, בהתאם להוראות הסכם זה ומובהר בזאת במפורש כי תנאי למסירת החזקה כאמור הוא תשלום דמי הניהול שלעיל על ידי החוכר.

חברת הניהול תהא רשאית לשנות את שיטת התשלומים, כדי שכל החוכרים ישלמו במועד אחיד.

החוכר לא יהיה רשאי לקזז מתשלומיו ו/או מחובותיו לחברת הניהול.

4.4 החוכר מתחייב בזאת לשלם לחברת הניהול את ההפרשים, במידה ויהיו כאלה, בין הסכומים שהוא שילם על חשבון חלקו המשוער בהוצאות ובין סכומי ההוצאות הממשיים המופיעים בחשבון השנתי. במידה וההפרשים יהיו לזכותו של החוכר יזוכה חשבונו בהתאם.

4.5 עד ה- 30 בחדש אפריל של כל שנה תערוך חברת הניהול חשבון שנתי של ההוצאות בשנה הקלנדרית שהסתיימה ב- 31 בדצמבר. החשבון השנתי האמור מאושר ע"י רואה החשבון של החברה, יהיה הוכחה מכרעת לנכונותו ולחובת התשלום של החוכר על פיו.

4.6 החוכר באמצעות רואה החשבון שלו יהיה רשאי לקבל הסבר בנוגע להוצאות ולרווח הסביר, וכן לעיין בספרי הנהלת החשבונות שמנהלת חברת הניהול בקשר לקניון התעשיה. הנוהלים בקשר לאופן ולמועדים הסבירים בהם ניתן לקבל הסברים יקבעו ע"י חברת הניהול.

4.7 הפרה של התחייבויות החוכר כלפי חברת הניהול, תחשב כהפרת של התחייבויות החוכר כלפי לוקי בהסכם השכירות ודין אי תשלום במועד

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של תשלום כלשהו המגיע לחברת הניהול מאת החוכר, יהיה כדין אי תשלום דמי שכירות במועד, על כל המשתמע מכך בהסכם השכירות.

4.8 לכל תשלום שעל החוכר לשלם לחברת הניהול בהתאם להסכם, יתווסף מ.ע.מ - כשעורו בעת התשלום כנגד חשבונית מס כדין.

4.9 כל התשלומים שעל החוכר לשלם לחברת הניהול ישולמו על ידו במשרדה או בכל אופן אחר שהיא תורה עליו.

4.10 החוכר מתחייב להמנע בעצמו או על ידי מישהו אחר, זולת חברת הניהול, מכל פעולה או טפול, שנמסרו לפי חוזה זה בלעדית לידי חברת הניהול, אלא אם הסכימה לכך חברת הניהול בכתב ולפני ביצוע הפעולה או הטיפול, או במקרה שיווצר ארוע העשוי לגרום נזק ישיר למבנה והארוע דורש תיקון דחוף שחברת הניהול אינה מסוגלת לבצעו. לשם הסרת ספק, לחוכר - שהוא שוכר - יהיה מותר לעשות בעצמו, ועל חשבונו, בתוך היחידה תיקוני תחזוקה קלים שוטפים כגון, החלפת נורות, אטמים לברזים, או טיפול בריהוט המותקן בידי החוכר במסגרת עבודות ההתאמה בתוך היחידה וכן לבצע עבודות נקיון בה. החוכר לא יהיה רשאי להתקין מתקנים כלשהם בקירות החיצוניים של היחידה, או לעשות בהם תוספות או שינויים מכל סוג שהוא.

החוכר לא יהיה רשאי לקבוע או להתקין שלטים אלא במקומות אשר יועדו לכך על ידי חברת הניהול או לוקי.

4.11 החוכר מתחייב בזה לקיים במלואן את כל ההוראות הכלולות בתקנון קניון התעשיה, וכן את ההוראות המתפרסמות מעת לעת ע"י חברת הניהול של קניון התעשיה.

4.12 הפרת הסעיף 4 על כל סעיפי המשנה שלו דלעיל תהווה הפרה יסודית של ההסכם זה, וכן של הסכם השכירות, במידה שהחוכר שכר מלוקי את המבנה.

.5 <u>מועד תחילת ההתחייבויות</u>

החוכר מתחייב לשאת בכל ההתחייבויות החלות עליו עפ"י הסכם זה למן מועד קבלת החזקה ביחידה.

.6 <u>תקופת ההסכם</u>

6.1 חברת הניהול תשמש בתפקידה לתקופה המתחילה כאמור בסעיף 5 ובמשך 15 שנים. בתום תקופה זו של הסכם זה הוא יוארך אוטומטית לתקופה נוספת באופן שהוא יהיה בתוקף ולא ניתן יהיה לבטלו עד אשר חברת הניהול תחליט לבטל אותו. המועד בו יבוטל ההסכם והתנאים לביטולו יהיו בשיקול דעתה המוחלט והבלעדי של חברת הניהול.

6.2 חברת הניהול תהיה רשאית (לפי בחירתה היא) להפסיק את מתן השירותים ו/או כל חלק מהם ו/או להפסיק את ניהול השירותים כולם ו/או מקצתם על ידי מתן הודעה בכתב על כך לכל בעלי היחידות בקניון לפחות ששה (6) חדשים מראש.

.7 <u>המחאת הזכויות והחבויות מכח הסכם זה</u>

7.1 החוכר מתחייב בזאת, כי אם יעניק באופן כלשהו, לרבות זכויות חכירה שכירות, חזקה ו/או שימוש ביחידה לאחר (להלן: "מקבל הזכויות") למשך תקופת זמן כלשהי, יהא עליו, לפני חתימת החוזה בינו לבין מקבל הזכויות, לגרום לכך שמקבל הזכויות יחתום עם חברת הניהול, במועד שיקבע לשם כך עם חברת הניהול, על חוזה ניהול, לפיו מתחייב

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מקבל הזכויות לרכוש שירותי הניהול מאת חברת הניהול ולשלם את מלוא ההוצאות וככל שמתבקש מכל הוראות הסכם זה.

7.2 חתימת חוזה ניהול על ידי מקבל הזכויות עם חברת הניהול לא תשחרר את החוכר מביצוע חיוביו על פי הסכם זה והוא יהיה אחראי ביחד ולחוד עם מקבל הזכויות לביצוע מלוא חיוביו על פי הסכם זה עד לגמר מילוי כל התחייבויות החוכר כלפי חברת הניהול.

7.3 חברת הניהול תהיה זכאית להתנות הסכמתה להעברת הזכויות מקבל הזכויות בתשלום אגרה שלא תעלה על 300 $, הוצאותיה בגין חתימת הסכם הניהול, פתיחת כרטיס וכד', וכן בהפקדת סכום, אשר לפי שיקול דעתה עלול להיות סכום החיוב הסופי של החוכר.

7.4 חברת הניהול תהיה זכאית להתנגד להעברת הזכויות, בין בדרך של שכירות ובין בכל דרך אחרת, אם עפ"י שיקול דעתה קיימת סכנה לשאר החוכרים בקניון התעשיה או לרכושם או לשלותם בגין אופיו, עברו או עיסוקו של מקבל הזכויות, ובמקרה כזה לא יהיה החוכר רשאי להעביר זכויותיו למקבל ההעברה.

.8 <u>תנאי להעברת זכויות ע"י המחזיק</u>

8.1 החוכר מתחייב כי אם יעביר את זכויותיו ביחידה, כולן או מקצתן לאחר (להלן :"הקונה") יגרום לכך שהקונה יחתום על הסכם ניהול בנוסח שיהיה מקובל באותו מועד אצל חברת הניהול, עם חברת הניהול, ויקבל על עצמו כל ההתחייבויות, בהתאם למנגנון המפורט בסעיף 7 לעיל. לא יהיה כל תוקף לכל העברת זכויות ללא חתימת הנעבר על הסכם ניהול כאמור.

8.2 חתימת הסכם ניהול על ידי הנעבר עם חברת הניהול לא תשחרר את החוכר מהתחייבויותיו על פי הסכם זה, והוא יישאר אחראי למילוי התחייבויותיו על פי הסכם זה וזאת, עד למועד העברת הזכויות לנעבר וחתימתו על הסכם בנוסח דומה, כאמור.

.9 <u>העברת זכויות ע"י חברת הניהול</u>

9.1 אם תחליט חברת הניהול להעביר את הטיפול בניהול וביצוע השירותים על כל הנובע ממנו, לרבות כל זכויותיה וחובותיה על פי הסכם זה לידי חברת ניהול אחרת, או לידי גוף משפטי אחר הקיים או שיוקם לצורך זה, יהיה עליה לקבל מאת חברת הניהול האחרת, או אותו גוף שיועד לכך, לפני ההעברה, כתב, על פיו תקבל חברת ניהול או אותו גוף על עצמם את מילוי כל הזכויות והחובות של חברת הניהול, על פי ההסכמים עם החוכרים.

9.2 מבלי לגרוע מכלליות האמור לעיל, תהיה חברת הניהול רשאית בכל עת לזמן אסיפה של כל בעלי זכויות החכירה בקניון התעשיה ולבחור "נציגות הבית המשותף" אשר תקבל על עצמה את כל תפקידי חברת הניהול. הנציגות שתבחר תהיה כפופה לכל התחייבויות חברת הניהול כלפי כל אחד ואחד מן החוכרים.

.10 <u>הפרת ההסכם על ידי החוכר ופיגורים בתשלומים</u>

10.1 פיגר החוכר בתשלום של סכום כלשהו שעליו לשלם בהתאם להסכם זה, ישלם החוכר לחברת הניהול ריבית פיגורים על הסכום שבפיגור בשיעור הנהוג בבנק לאומי לישראל בע"מ על חריגות בחשבונות עו"ש דביטורי בתוספת ריבית בשיעור של 0.1% לכל יום של פיגור בתשלום כאמור. הריבית תחושב עבור התקופה מן היום שבו היה על החוכר לשלם את הסכום שבפיגור ועד היום שבו שילם אותו בפועל. התיחס הפיגור בתשלום

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- 10 -

לסכום ששולם ע"י חברת הניהול, לצד שלישי, לרבות לוקי. ואשר על החוכר היה לשלמו לאותו צד שלישי, תחושב הריבית עבור התקופה מיום שחברת הניהול שלמה את הסכום שבפיגור לצד השלישי, ועד להחזרתו ע"י החוכר. שילמה חברת הניהול לצד השלישי ריבית ו/או קנס פיגורים בשל איחור של החוכר בתשלום, יחשבו ריבית וקנס פיגורים כנ"ל כחלק מקרן החוב שעל החוכר להחזיר לחברת הניהול.

למרות האמור לעיל, תוכל חברת הניהול, באם תמצא לנכון לעשות כן בנסיבות הענין, שלא לגבות ריבית על פיגור בתשלום או למחול על חלק מן הריבית.

מוכהר בזאת כי פיגור בסילוק תשלום כלשהו אשר יעלה על 15 יום יהווה הפרת סעיף זה ויהווה הפרה יסודית של החוזה ושל חוזה השכירות.

10.2 היתה גבייתו של סכום הנ"ל כרוכה בהוצאות או בשכ"ט עו"ד מטעם חברת הניהול, ייזקף כל סכום שישולם כנ"ל, ראשית על חשבון החזר ההוצאות ורק לאחר מכן על חשבון הקרן והפרשי ההצמדה.

10.3 אין בחיוב בריבית בהתאם לפיסקה 5.1 לעיל, כדי לגרוע מזכותה של חברת הניהול, לכל סעד אחר הקבוע בהסכם זה או בדין ולא יתפרש כויתור מצד חברת הניהול על כל סעד אחר כנ"ל לרבות:

א. להפסיק בשלמות או בחלקים את ניהול וביצוע השירותים הניתנים לחוכר, רבות לנתק היחידה מרשתות המים, הביוב והחשמל והטלפון.

ב. לאסור על החוכר להעביר לאחרים את זכויות החכירה ביחידה.

ג. לדרוש צו מניעה ו/או צו עשה, כנגד כל מעשה של החוכר בנגוד להוראות הסכם זה.

ד. לפעול בכל דרך אחרת הנתונה לה עפ"י דין, כדי לאכוף על החוכר מילוי הוראות הסכם זה.

.11 <u>מועצת המנהלים של חברת הניהול כנציגות הבית</u>

החוכר מסכים בזה, שלמשך תקופת ההסכם, תשמש מועצת המנהלים של חברת הניהול או מי שיתמנה על ידה כ"נציגות הבית המשותף" בהתאם לסעיף 65 לחוק המקרקעין תשכ"ט - 1969 (להלן: "חוק המקרקעין") וככל שיהיה צורך בכך, יתמוך במינוי כנ"ל. חתימה על הסכם זה כמוה כהסכמה למינוי האמור ולאישרור נציגות קיימת בידי מי שיחתום לאחר מינוי הנציגות.

.12 <u>עיון בספרי הנהלת החשבונות</u>

החוכר יהא רשאי לקבל ממי שינהל את חשבונות חברת הניהול הסבר כנוגע להוצאות וכן לעיין בעצמו ו/או באמצעות רואה חשבון מטעמו בספרי הנהלת החשבונות שמנהלת חברת הניהול בקשר לשירותים. הנוהלים בקשר לאופן ולמועדים בהם ניתן לקבל הסברים ייקבעו ע"י חברת הניהול.

.13 <u>ספרי החברה כראייה</u>

ספרי הניהול וחשבונותיה של חברת הניהול ייחשבו ויהיו נאמנים על החוכר וישמשו בכל עת ראיה לכאורה בכל הנוגע לתשלומים ששולמו על ידי החוכר לחברת הניהול.

קניון התשעה
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14. **<u>תקנון הבית המשותף והערת אזהרה</u>**

14.1 סמכויות חברת הניהול יירשמו כהוראות מחייבות בתקנון מיוחד של הבית המשותף ו/או בזיקות הנאה, במועד ובנוסח שייקבע ע"י חברת הניהול או לוקי.

14.2 חברת הניהול תהיה רשאית לרשום - על חשבון החוכר - הערת אזהרה ו/או הוראה בתקנון בדבר האיסור להעביר זכויות במבנה, אלא לאחר שהנעבר יחתום על הסכם ניהול בנוסח הסכם זה עם חברת הניהול ויקבל הסכמת חברת הניהול להעברה, כמפורט בהסכם זה לעיל.

15. <u>כללי</u>

15.1 הוצאות ביול ההסכם לרבות הערבויות על פיו יחולו על החוכר בלבד וישולמו על ידו.

15.2 לבתי המשפט בתל אביב יפו תהיה הסמכות המקומית היחודית לדון בכל תביעה או סכסוך הנוגעים להסכם זה או הנובעים ממנו.

ולראיה באו הצדדים על החתום

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מוגה - נ.ת.ש.י
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